UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2010

GOLDEN PHOENIX MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-22905 (Commission File Number)	41-1878178 (IRS Employer Identification Number)

1675 East Prater Way, #102 Sparks, Nevada (Address of principal executive offices)	89434 Zip Code

775-853-4919
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

Item 7.01  Regulation FD Disclosure

On August 17, 2010, Golden Phoenix Minerals, Inc. (the “Company”) issued a Press Release entitled, “Golden Phoenix Pays Off Remaining $1 Million Debt to Crestview Capital - Successful Conclusion to Debt Restructuring,” announcing the repayment in full of its remaining obligations to Crestview Capital Master, LLC (“Crestview”) under the Restructuring Note (as defined below).

SECTION 8 – OTHER EVENTS

Item 8.01  Other Events

On August 11, 2010, in connection with the Company’s block sale of all of its holdings of shares of Scorpio Gold Corporation common stock (the “Sale”), as previously disclosed on the Company’s Current Report on Form 8-K, filed with the SEC on August 9, 2010, the Company directed a portion of its cash proceeds from the Sale to the repayment in full of that certain Amended and Restated Debt Restructuring Secured Promissory Note dated February 6, 2009 (“Restructuring Note”).  The Restructuring Note was made by the Company in favor of Crestview in the principal amount of $1 million plus interest to accrue thereon, in connection with that certain Bridge Loan and Debt Restructuring Agreement between the Company and Crestview, dated January 30, 2009 (the “Restructuring Agreement”), as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2009, as further updated in a subsequent Current Report on Form 8-K filed with the SEC on November 25, 2009 (collectively, the “Crestview Reports”).  All information set forth in the Crestview Reports is incorporated herein by reference.

Upon the Company’s repayment in full of the Restructuring Note, pursuant to the terms of the Restructuring Agreement and related Amended and Restated Security Agreement, Crestview cancelled the Restructuring Note and released its security interest in the Company’s membership interest in Mineral Ridge Gold, LLC (the “LLC”), the joint venture entity that owns and operates the Mineral Ridge property with Scorpio Gold.  Further, the Company’s assignment to Crestview of fifty percent (50%) of its right to any proceeds from distributions made by the LLC, to be applied as a mandatory prepayment on the Restructuring Note, is no longer in effect.  The Company continues to retain its current thirty percent (30%) membership interest in the LLC.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release, dated August 17, 2010, entitled “Golden Phoenix Pays Off Remaining $1 Million Debt to Crestview Capital - Successful Conclusion to Debt Restructuring.”

 The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute “forward-looking statements” defined by federal law.  Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different.  Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995.  Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PHOENIX MINERALS, INC.

Dated: August 17, 2010	By:	/s/ Robert P. Martin
Robert P. Martin President